UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                                 Commission Only (as
[X]  Definitive Proxy Statement                  permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                               Service 1st Bancorp
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration State No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               SERVICE 1st BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2007


         The Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") will be held at the Lodi Office of the Company's subsidiary, Service 1st Bank (the "Bank"), 1901 W. Kettleman Lane, Suite 100, Lodi, California 95242, at 6:00 p.m. on May 31, 2007, for the purpose of considering and voting upon the following matters:

         1. Election of Directors. Electing the following twelve persons to the Board of Directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified:


Dean F. Andal              Robert D. Lawrence           Michael K. Repetto

John O. Brooks             Frances C. Mizuno            Anthony F. Souza

Eugene C. Gini             Richard R. Paulsen           Albert Van Veldhuizen

Bryan R. Hyzdu             Toni Marie Raymus            Donald L. Walters


        2. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2007.

        4. Other Business. Transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         All of the above matters are more fully described in the accompanying Proxy Statement.

         Article II, Section 7 of the Bylaws of Service 1st Bancorp provides for the nomination of directors in the following manner:

                  "Nominations for Election to Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the President by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or
         (ii) seven (7) days after the date of mailing of notice of the meeting of shareholders. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Shareholder nominations shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on April 5, 2007 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting.

         IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING AND ELECT TO VOTE IN PERSON, YOU MAY DO SO. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.



                                       By Order of the Board of Directors

                                       /s/ EUGENE GINI
Dated:  April 27, 2007                 -----------------------------------------
Tracy, California                      Eugene Gini, Corporate Secretary

Mailed to Shareholders
on or about April 27, 2007

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               SERVICE 1st BANCORP

                                  MAY 31, 2007

                                  INTRODUCTION

         The Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") to be held at 6:00 p.m. on May 31, 2007, at the Lodi Office of the Company's subsidiary, Service 1st Bank (the "Bank"), 1901 W. Kettleman Lane, Suite 100, Lodi, California 95242, and at any and all postponements or adjournments thereof.

Revocability of Proxies

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Corporate Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors as described in this Proxy Statement, "FOR" the ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2007, and, at the proxyholders' discretion, on such other matters, if any, which may come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.

Solicitation of Proxies

         The solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and the Bank may solicit proxies personally or by telephone, without receiving special compensation therefore. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy Statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities; Record Date; Cumulative Voting

         There were issued and outstanding 2,388,739 shares of the Company's common stock on April 5, 2007, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Company common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. Shares represented by proxies that reflect abstentions are treated as shares present and entitled to vote for purposes of determining a quorum, but have the same effect as a vote "AGAINST" a proposal. "Broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) are treated as shares present and entitled to vote for purposes of a quorum, but also have the same effect as a vote "AGAINST" a proposal. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the shares held in his or her name as of the Record Date multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors of the Company shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the bylaws adopted by the Company's shareholders. The bylaws further provide that the exact number of directors is set at twelve (12) until changed by a bylaw amendment duly adopted by the Company's shareholders or Board of Directors.

         The persons named below, all of whom are incumbent directors, are nominated for election as directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified. Unless otherwise directed, votes will be cast by the proxyholders in such a way to effect, if possible, the election of the twelve (12) nominees named herein including, in the event of cumulative voting, the authority of the proxyholders to cumulate votes represented by the shares covered by proxies in the election of directors. The twelve (12) nominees for director receiving the most votes will be elected as directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies received will be voted by the proxyholders for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

         The following table sets forth the names of and certain information, as of April 5, 2007, concerning the persons nominated by the Board of Directors for election as directors of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES WHOSE NAMES APPEAR BELOW.


-------------------------------------------------------------------------------------------------------
                                         Year First
                                         Appointed
     Name and Title                       Director                  Principal Occupation
   Other Than Director              Age    ((1))                During the Past Five Years
-------------------------------------------------------------------------------------------------------
Dean F. Andal                        47     2006     A Principal in Gerry N. Kamilos, LLC, a real
                                                     estate investment concern, since 2005.  Director
                                                     of State & Local Tax, KPMG, LLP from 2003 to
                                                     2004.  Served as an elected member of California
                                                     Board of Equalization from 1994 to 2002 and as
                                                     its Chairman in 1998 and 2000.  California
                                                     Assemblyman from 1990 to 1994.
-------------------------------------------------------------------------------------------------------
John O. Brooks, Chairman of the      67     2000     Prior to joining the Bank on November 1, 2000, he
Board and Chief Executive Officer                    was a Director and President and Chief Executive
of the Company and Bank; Chairman                    Officer of Tracy Federal Savings Bank, Tracy,
of the Board of Charter Services                     California, from 1998 to 2000, and Bay Area Bank,
Group, Inc. (2)                                      Redwood City, California, from 1992 to 1998.
-------------------------------------------------------------------------------------------------------
Eugene C. Gini                       68     1999     President and Chief Executive Officer of Collins
                                                     Electric Company, Inc., an electrical contracting
                                                     firm, Stockton, California, since 1987.
-------------------------------------------------------------------------------------------------------
Bryan R. Hyzdu, President of the     48     1999     Prior to joining the Bank on November 10, 1999,
Company; President and Chief                         he was a Regional Vice President and Central
Executive Officer of Charter                         Valley Portfolio Manager with Union Bank of
Services Group, Inc. (2)                             California, since 1992.
-------------------------------------------------------------------------------------------------------
Robert D. Lawrence, M.D.             66     1999     Pathologist and owner of Delta Pathology
                                                     Associates Medical Group, Inc., Stockton,
                                                     California, since 1973.
-------------------------------------------------------------------------------------------------------
Frances C. Mizuno                    50     1999     Civil Engineer and Assistant Executive Director
                                                     of the San Luis and Delta Mendota Water
                                                     Authority, Byron, California, since 1992.
-------------------------------------------------------------------------------------------------------
Richard R. Paulsen                   48     1999     Life insurance agent for New York Life Insurance
                                                     Company and a partner in Resource Management
                                                     Group, a securities and financial planning firm,
                                                     Stockton, California, since 1983.
-------------------------------------------------------------------------------------------------------
Toni Marie Raymus                    50     1999     President of Raymus Homes, Inc., land development
                                                     and construction of homes, since 1996.  Vice
                                                     President of Raymus Construction, a construction
                                                     company, since 2004.  President and broker of
                                                     Raymus Realty Group, real estate sales, since
                                                     1999.  President of Destiny Homes, a custom home
                                                     building company, Manteca, California, since
                                                     1997.
-------------------------------------------------------------------------------------------------------
Michael K. Repetto                   46     1999     Chief Executive Officer of Tracy Material
                                                     Recovery Facility, a disposal and waste recycling
                                                     company, Tracy, California, since 1995.  Co-owner
                                                     and Operations Manager of Tracy Delta Solid Waste
                                                     Management, a waste management company, Tracy,
                                                     California, since 1987.
-------------------------------------------------------------------------------------------------------
Anthony F. Souza                     66     1999     Owner of Souza Realty and Development, a real
                                                     estate sales, development and consulting company,
                                                     Tracy, California, since 1985.
-------------------------------------------------------------------------------------------------------
Albert Van Veldhuizen                78     1999     Retired.  Formerly, commercial real estate sales
                                                     with Pan Pacific Financial, a real estate income
                                                     property lender, Lodi, California, since 1994.
-------------------------------------------------------------------------------------------------------
Donald L. Walters                    51     1999     Managing member of Grower Direct Marketing, a
                                                     fresh produce sales and worldwide shipping
                                                     company, Stockton, California, since 1998.
                                                     President and Chief Executive Officer of Walters
                                                     Carpet One, Stockton, California, from 1982 until
                                                     1997 when the business was sold.
------------------------------------ ---- ---------- ---------------------------------------------------

(1) The year indicated in the preceding table represents the year each director was first appointed as a director of the Company and/or the Bank. The Company became the parent holding company for the Bank effective June 26, 2003, at which time all directors named in the chart above (except Director Andal) became directors of the Company. Director Andal was appointed as a director of the Bank on January 15, 2004 and a director of the Company on March 30, 2006.

(2) Effective April 1, 2007, Mr. Brooks assumed the position as Chief Executive Officer of the Bank, Patrick Carman assumed the position of President of the Bank, and Mr. Hyzdu relinquished his positions as President and Chief Executive Officer of the Bank in order to focus full-time on the development of the Company's non-bank subsidiary, Charter Services Group, Inc., as its President and Chief Executive Officer.

         None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer, except that Bryan R. Hyzdu and Donald L. Walters are brothers-in-law. No director or officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940. None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations and minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of Company common stock, except as set forth in the table below. The following table sets forth, as of April 5, 2007, the number and percentage of shares of Company common stock beneficially owned, directly or indirectly, by each of the Company's directors, principal shareholders, the executive officers(1) named in the Summary Compensation Table, and all of the individuals named in the table as a group. Beneficial ownership generally includes shares over which a person named below has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 5, 2007. Unless otherwise indicated, the persons listed below have sole voting and investment powers respecting the shares beneficially owned.

----------------------------------------------------------------------------------------------------------------------
                                              Name and Address of              Amount and Nature       Percent
       Title of Class                         Beneficial Owner(2)          of Beneficial Ownership     of Class
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Dean F. Andal                         27,887 (3)           1.16%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Robert E. Bloch                       28,954 (4)           1.20%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   John O. Brooks                        53,675 (5)           2.21%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Patrick Carman                        37,135 (6)           1.54%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Eugene C. Gini                       118,916 (7)           4.96%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Bryan R. Hyzdu                        57,762 (8)           2.38%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Robert D. Lawrence                    68,626 (9)           2.87%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Frances C. Mizuno                     33,367(10)           1.39%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Richard R. Paulsen                    42,061 (11)          1.75%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Toni Marie Raymus                     42,337 (12)          1.76%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Shannon Reinard                       18,350 (13)          0.76%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Michael K. Repetto                    32,509 (14)          1.36%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Anthony F. Souza                      93,536 (15)          3.90%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Albert Van Veldhuizen                 32,118 (16)          1.34%
----------------------------------------------------------------------------------------------------------------------
 Common Stock, No Par Value                   Donald L. Walters                     34,888 (17)          1.45%
----------------------------------------------------------------------------------------------------------------------
 All named individuals as a group (15 persons)                                     721,979 (18)         27.59%
----------------------------------------------------------------------------------------------------------------------

(1) As used in this Proxy Statement, the term "executive officer" of the Company includes the Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Operating Officer/Chief Credit Officer of the Bank and Executive Vice President and Operations Manager of the Bank.
(2) The address for beneficial owners is c/o Service 1st Bancorp, 49 W. 10th Street, Tracy, California 95376.
(3) Mr. Andal has shared voting and investment powers as to 20,137 shares. Includes 7,750 shares subject to stock options exercisable within 60 days of the Record Date.
(4) Mr. Bloch has shared voting and investment powers as to 2,829 shares. Includes 26,125 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Mr. Brooks has shared voting and investment powers as to 9,300 shares. Includes 44,375 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Mr. Carman has shared voting and investment powers as to 18,885 shares. Includes 18,250 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Mr. Gini has shared voting and investment powers as to 108,541 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Mr. Hyzdu has shared voting and investment powers as to 21,262 shares. Includes 36,500 shares subject to stock options exercisable within 60 days of the Record Date.
(9)  Dr. Lawrence has shared voting and investment powers as to 68,626 shares.
(10) Ms. Mizuno has shared voting and investment powers as to 22,992 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Mr. Paulsen has shared voting and investment powers as to 31,686 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(12) Ms. Raymus has shared voting and investment powers as to 31,962 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Ms. Reinard has shared voting and investment powers as to 5,850 shares. Includes 12,500 shares subject to stock options exercisable within 60 days of the Record Date.
(14) Mr. Repetto has shared voting and investment powers as to 22,134 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(15) Mr. Souza has shared voting and investment powers as to 83,161 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(16) Mr. Van Veldhuizen has shared voting and investment powers as to 21,743 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(17) Mr. Walters has shared voting and investment powers as to 24,513 shares. Includes 10,375 shares subject to stock options exercisable within 60 days of the Record Date.
(18) Includes 228,500 shares subject to stock options exercisable within 60 days of the Record Date.

Executive Officers

         The following table sets forth as of April 5, 2007, information concerning executive officers of the Company, excluding John O. Brooks, Chief Executive Officer, and Bryan R. Hyzdu, President, as to whom the same information has been previously disclosed above in connection with their nomination for election as directors of the Company.

---------------------------------------------------------------------------------------------
                                   Executive
                                   Officer                 Principal Occupation
Name and Title           Age       Since (2)            During the Past Five Years
---------------------------------------------------------------------------------------------
Patrick Carman,           57         2000        Prior to joining the Bank on August 7,
President and Chief                              2000, he held positions as Senior Vice
Operating                                        President and Senior Credit Officer from
Officer/Chief Credit                             1999 to 2000, Credit Administrator from
Officer of the Bank (1)                          1998 to 1999, and as SBA portfolio manager
                                                 from 1995 to 1998, at East County Bank,
                                                 Antioch, California.
---------------------------------------------------------------------------------------------
Robert E. Bloch,          59         2001        Prior to joining the Bank on March 26,
Executive Vice                                   2001, he was Executive Vice President and
President and Chief                              Chief Financial Officer for Mission
Financial Officer of                             Community Bank, N.A., San Luis Obispo,
the Company, the Bank                            California, from 1999 to 2001, and
and Charter Services                             Executive Vice President and Chief
Group, Inc.                                      Financial Officer of Heritage Oaks Bank,
                                                 Paso Robles, California, from 1992 to 1999.
---------------------------------------------------------------------------------------------
Shannon Reinard,          49         2004        Prior to joining the Bank on March 4,
Executive Vice                                   2002, she was Vice President/Operations
President and                                    Manager at the Concord Office of Civic
Operations Manager                               Bank of Commerce from 2000 to 2002 and
of the Bank                                      Vice President/Operations Administrator at
                                                 the Antioch Office of East County Bank
                                                 from 1996 to 2000
---------------------------------------------------------------------------------------------

(1) Mr. Carman assumed the position of President of the Bank effective April 1, 2007.
(2) The year indicated represents the year the named individual became an executive officer of the Bank and/or the Company.
(3) The Company became the parent holding company for the Bank effective June 26, 2003.

                              CORPORATE GOVERNANCE

Code of Ethics

         The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading "Website Access."

Director Independence

         Our Board of Directors has determined that each of our directors other than executive officers, John O. Brooks and Bryan R. Hyzdu, are "independent" as defined under NASDAQ listing rules. A director who otherwise meets the definition of independence under applicable NASDAQ listing rules may be deemed "independent" by the Board of Directors after consideration of all of the relationships between the Company and the director, or any of his or her immediate family members, or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof. However, ordinary banking relationships (such as depository, lending, and other services readily available from other financial institutions) are not considered by the Board of Directors in determining a director's independence, if:

         o with respect to an extension of credit by the Bank, it (i) has been made in compliance with applicable banking law and regulation, including requirements of Federal Reserve Act and regulations of the Federal Deposit Insurance Corporation, and
                  (ii) was made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with unrelated persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features;
         o no event of default has occurred and is continuing beyond any period of cure and the loans are not classified as nonaccrual, past due, restructured or potential problem loans; and
         o        the relationship has no other unusual characteristics.

         In assessing the independence of our directors, our full Board of Directors carefully considered all of the business relationships between the Company and our directors or their affiliated companies, other than ordinary banking relationships. This review was based primarily on responses of the directors to questions in a directors' and officers' questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Where business relationships other than ordinary banking relationships existed, the Board of Directors determined that, except in the case of Messrs. Brooks and Hyzdu, none of the relationships between the Company and the directors or the directors' affiliated companies impair the directors' independence because the amounts involved are immaterial to the directors or to those companies when compared to their annual income or gross revenues. The Board of Directors also determined for all of the relationships between the Company and our directors (including Mr. Hyzdu's relationship with his brother-in-law, Mr. Walters) or the directors' affiliated companies, that none of the relationships had unique characteristics that could influence the director's impartial judgment as a director of the Company.

Compliance With Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all
Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met.

Board Meetings and Committees

         The Company's Board of Directors held 13 meetings and the Bank Board of Directors held 12 meetings during 2006. In addition to meeting as a group to review the Company's business, members of the Board of Directors served on certain standing committees. During 2006, no director attended less than 75% of the aggregate of the number of meetings held by the Board of Directors and of all committee meetings on which such director served.

         Audit Committee. The Audit Committee held 6 meetings in 2006. The Audit Committee consists of Directors Andal, Repetto, Van Veldhuizen and Walters. The Audit Committee generally recommends the appointment of and oversees the Company's independent public accountants, monitors and reviews all audit and examination reports, financial and accounting organization and financial planning, reporting and internal controls. Each member of the Audit Committee is "independent" as defined under NASDAQ listing rules. Director Van Veldhuizen has been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. In addition, each other member of the audit committee is "financially literate" as defined under NASDAQ listing rules and qualified to review the Company's financial statements. See the Audit Committee Report hereafter in this Proxy Statement and the Audit Committee Charter attached as Appendix A for additional information regarding the functions of the Audit Committee.

         Compensation Committee. The Compensation Committee held 7 meetings in 2006. The Compensation Committee consists of Directors Brooks, Gini, Hyzdu, Mizuno, Paulsen and Souza and reviews compensation and employee benefit plans and determines the compensation of the Company's directors and executive officers. Each member of the Executive Committee, except Messrs. Brooks and Hyzdu, is "independent" as defined under NASDAQ listing rules. See "Compensation Discussion and Analysis" and the Compensation Committee Charter attached as Appendix B, hereafter in this Proxy Statement for additional information regarding compensation practices of the Company.

         o        Compensation Committee Interlocks and Insider Participation

                  Messrs. Brooks and Hyzdu participate in deliberations and vote upon recommendations regarding compensation for executive officers other than for themselves. They are not present and do not vote on compensation for themselves. The independent directors determine the compensation for Messrs. Brooks and Hyzdu.

         Funds Management Committee. The Funds Management Committee held 4 meetings during 2006. The Funds Management Committee consists of Directors Brooks, Hyzdu, Lawrence, Mizuno and Raymus. The Funds Management Committee is responsible for managing the Bank's assets and liabilities so as to preserve the necessary liquidity, maximize net interest margin over time, and control interest rate risk. This involves overseeing deposit and loan pricing, establishing targeted asset and liability mix ratios, and formulating appropriate plans to ensure adequate capital for continued growth. The Funds Management Committee must establish and continually review Bank policies to ensure compliance with these goals.

         Executive Committee. The Executive Committee held 2 meetings during 2006. The Executive Committee consists of Directors Brooks, Gini, Hyzdu, Mizuno, Paulsen and Souza. The Executive Committee is responsible for long-term strategic planning for the Company and its subsidiaries.

         Loan Committee. The Loan Committee held 33 meetings during 2006. The Loan Committee consists of Directors Brooks, Gini, Hyzdu, Souza and Van Veldhuizen. The Loan Committee is responsible for overseeing all of the Bank's lending functions. This includes establishing and ongoing review of the Bank's lending policies, making decisions on loans which exceed established lending limits for Bank personnel, reviewing loans approved within the lending authorities of the Bank personnel, reviewing problem and "Watch List" loans and the follow-up on established actions plans to correct identified deficiencies, reviewing past due loans and action plans to cure the payment defaults, and monitoring concentration risk within the Bank's loan portfolio.

         Marketing Committee. The Marketing Committee held 8 meetings during 2006. The Marketing Committee consists of Directors Andal, Hyzdu, Paulsen, Raymus and Walters. The Marketing Committee is responsible for overseeing the Company's outside marketing agency and developing strategies to grow loans and deposits.

         Nominating Committee. The Nominating Committee held no meetings during 2006 as no new director candidates were subject to evaluation during the year. The Nominating Committee consists of Directors Brooks, Gini, Hyzdu, Mizuno, Paulsen and Souza. The Nominating Committee is responsible for considering and evaluating appropriate candidates as directors. Candidates are selected by a majority of directors who are "independent" as defined under NASDAQ listing rules and in accordance with a Nominating Committee Charter adopted by a majority of such independent directors. The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee and the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 49 W. 10th Street, Tracy, CA 95376. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Nominating Committee and the Board of Directors. In addition to minimum standards of "independence" for non-employee directors and financial literacy, the Nominating Committee and the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and the Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Nominating Committee and the Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Nominating Committee and the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Nominating Committee and the Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration as directors. The Nominating Committee Charter is attached to this Proxy Statement as Appendix C.

                              DIRECTOR COMPENSATION

Director Fees

         Non-employee members of the Board of Directors of the Company were paid $250 per month as a single retainer fee for all meetings held each month during 2006 of the Board of Directors of the Company and $500 for attendance at each meeting of the Bank's Board of Directors. Each chairman of the Company's Audit and Executive Committees, and the Bank's Funds Management, Loan, and Marketing Committees, received $150 and the committee members each received $100, for each committee meeting of the Company and each committee meeting of the Bank attended. The total amount of fees paid to all directors as a group as monthly retainer fees for attendance at all monthly Board of Director meetings of the Company and the Bank and as the fees paid for attendance at each committee meeting of the Company and each committee meeting of the Bank, was $108,670 in 2006.

Stock Option Awards

         The Company has two stock option plans. The 1999 Stock Option Plan was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The Company assumed the 1999 Plan and further option grants were terminated in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company effective June 26, 2003. The 1999 Plan set aside 240,000 shares (378,000 shares as of April 5, 2007, adjusted for stock dividends and stock splits) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 1999 Plan.

         The Company's 2004 Stock Option Plan was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004 (the "2004 Plan"). The 2004 Plan set aside 169,000 shares (253,500 shares as of April 5, 2007, adjusted for a stock split in 2005) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 2004 Plan. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan described below.

         Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted under the 1999 Plan have an exercise price equal to the fair market value of the common stock on the date of grant. No options were granted under the 1999 Plan from and after June 26, 2003, the

Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization.

         o        1999 Stock Option Plan Awards

                  The Company's non-employee directors, except Director Andal, were each granted nonstatutory options under the 1999 Plan to acquire 5,000 shares (7,875 shares as of April 5, 2007, adjusted for stock dividends and stock splits) of the Company's common stock on the date of adoption of the 1999 Plan, at a grant price of $10.00 per share ($6.35 per share as of April 5, 2007, adjusted for stock dividends and stock splits), which reflected the fair market value of the Company's common stock on the grant date. The option grants were made subject to the approval of the 1999 Plan by the shareholders of the Company. Nonstatutory stock options granted to outside directors under the 1999 Stock Option Plan generally vest at the rate of one-third per year. The 1999 Plan was terminated as to future grants effective June 26, 2003. At the time of termination of grants under the 1999 Plan, 171,000 shares (269,325 shares as of April 5, 2007, adjusted for stock dividends and stock splits) of common stock were reserved for issuance upon exercise of options outstanding under the 1999 Plan. As of April 5, 2007, there were 63,000 shares (adjusted for stock dividends and stock splits) reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 1999 Stock Option Plan at a weighted average exercise price of $6.35 per share.

         o        2004 Stock Option Plan Awards

                  The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. As of April 5, 2007, there were 80,375 shares (adjusted for stock dividends and a stock split in 2005) reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 2004 Stock Option Plan at a weighted average exercise price of $12.03 per share.

         o        Director Emeritus Program

                  The Board of Directors adopted a Director Emeritus Program effective June 30, 2006 that may in the future result in an agreement for compensation with an eligible retiring director, subject to the discretion of the Board of Directors under the Program. No directors have been designated to serve as a Director Emeritus under the Program during 2006 or as of the Record Date.

                  The Director Emeritus Program was established for the purpose of inducing retiring members of the Board of Directors to provide continued consultation services to the Company and its subsidiaries as requested by the Board of Directors for a period ranging from one year to a maximum of three years following retirement. Any director of the Company who has attained a minimum age of fifty-five (55) and who shall have served the Company continuously for at least ten (10) years as a director of the Company and/or a subsidiary of the Company prior to retirement may be selected by the Board of Directors to serve as a Director Emeritus, provided that the Board of Directors may waive this condition in any case.

                  The term of service as a Director Emeritus shall be one year from the date of the resolution adopted by the Board of Directors designating a director as a Director Emeritus. The Board of Directors shall annually review the status of each Director Emeritus prior to expiration of his or her current term of service and, in its discretion, may terminate or extend the term of service of any Director Emeritus for successive one-year periods. The maximum term of service of a Director Emeritus shall not exceed three (3) years. During such term of service, a Director Emeritus shall perform the following duties:

         o represent and promote the goodwill of the Company and its subsidiaries in his or her community;
         o promote the continued profitability of the Company and its subsidiaries by endeavoring, among other things, to make monthly promotional calls on customers and prospective customers of the Company and its subsidiaries;
         o maintain communication with management by meeting twice annually with the President and Chairman of the Board of the Company at their invitation;
         o provide industry consultation in his or her field of expertise, business or profession; and
         o comply with all written policies of the Company and its subsidiaries applicable to his or her activities as a Director Emeritus or otherwise. A Director Emeritus shall not participate in establishing or administering any policy of the Company or its subsidiaries.

         The Board of Directors may approve at the commencement of each year of the term of service by a Director Emeritus, an amount of annual compensation (payable in monthly installments) not to exceed one (1) times the monthly fee (exclusive of fees paid for committee membership or attendance) paid to the Director Emeritus during his or her last full year of service as a member of the Company's Board of Directors, subject to the following:

         o the annual compensation paid to a Director Emeritus may not exceed one (1) times the current monthly fee (exclusive of fees paid for committee membership or attendance) paid to active members of the Company's Board of Directors;
         o the Board of Directors may elect to compensate a Director Emeritus who is a former member of the Company's Board of Directors an amount of annual compensation not to exceed one
                  (1) times the current monthly fee (exclusive of fees paid for committee membership or attendance) paid to active members of the Company's Board of Directors; and
         o no fees for service as a Director Emeritus shall be paid to any member or former member of the Company's Board of Directors who is compensated pursuant to a Supplemental Employee Retirement Plan ("SERP") including, without limitation, a Salary Continuation Plan or other form of agreement, with the Company or its subsidiaries.

                           Director Compensation Table

         The following table shows the compensation of the Company's Board of Directors during the fiscal year 2006.


--------------------------------------------------------------------------------------------------------------------
                                                                       Change in Pension Value and
                         Fees Earned or                                   Nonqualified Deferred
                          Paid in Cash            Option Awards           Compensation Earnings            Total
 Name                         ($)                 ($)((2))((3))                    ($)                      ($)
--------------------------------------------------------------------------------------------------------------------
Dean F. Andal                $10,050                  $12,768                       -                     $22,818
--------------------------------------------------------------------------------------------------------------------
John O. Brooks (1)              -                     $14,200                       -                     $14,200
--------------------------------------------------------------------------------------------------------------------
Eugene C. Gini               $13,150                  $ 7,200                       -                     $20,350
--------------------------------------------------------------------------------------------------------------------
Bryan R. Hyzdu (1)              -                     $14,200                    $23,960                  $38,160
--------------------------------------------------------------------------------------------------------------------
Robert D. Lawrence, M.D.     $ 7,450                  $ 7,200                       -                     $14,650
--------------------------------------------------------------------------------------------------------------------
Frances C. Mizuno            $ 9,950                  $ 7,200                       -                     $17,150
--------------------------------------------------------------------------------------------------------------------
Richard R. Paulsen           $11,400                  $ 7,200                       -                     $18,600
--------------------------------------------------------------------------------------------------------------------
Toni Marie Raymus            $ 9,900                  $ 7,200                       -                     $17,100
--------------------------------------------------------------------------------------------------------------------
Michael K. Repetto           $ 9,050                  $ 7,200                       -                     $16,250
--------------------------------------------------------------------------------------------------------------------
Anthony F. Souza             $14,350                  $ 7,200                       -                     $21,550
--------------------------------------------------------------------------------------------------------------------
Albert Van Veldhuizen        $13,150                  $ 7,200                                             $20,350
--------------------------------------------------------------------------------------------------------------------
Donald L. Walters            $10,050                  $ 7,200                                             $17,250
--------------------------------------------------------------------------------------------------------------------

(1) The compensation shown for Messrs. Brooks and Hyzdu is also included in the Summary Compensation Table hereafter in this Proxy Statement.
(2) The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in Note 1 under the heading "Stock-based compensation" and Note 12 under the heading "Stock Option Plan" in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. No options were granted to directors in 2006.
(3) As of December 31, 2006, the aggregate number of unexercised stock options (vested and unvested) held by each director is as follows: Mr. Andal, 15,375; Mr. Brooks, 54,375; Mr. Gini, 15,375; Mr. Hyzdu, 50,700; Dr.
     Lawrence, 5,000; Mrs. Mizuno, 15,375; Mr. Paulsen, 15,375; Mrs. Raymus, 15,375; Mr. Repetto, 15,375; Mr. Souza, 15,375; Mr. VanVeldhuizen, 15,375;
     and Mr. Walters, 15,375.

                 Grants of Plan-Based Awards Table for Directors

         The Grants of Plan-Based Awards Table is omitted as no stock options were granted to the Company's directors in the fiscal year ended December 31, 2006.

Shareholder Communications

         A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable NASDAQ listing rules, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows:
Board of Directors, Service 1st Bancorp, 49 W. 10th Street, Tracy, CA 95376.

Annual Meeting Attendance

         The Company encourages members of its Board of Directors to attend the Company's Annual Meeting of Shareholders each year. All of the directors, except Directors Lawrence, Paulsen and Souza, attended the Company's Annual Meeting of Shareholders held in 2006.

                        TRANSACTIONS WITH RELATED PERSONS

         The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by the Bank. There have been no transactions, or series of similar transactions, during 2006, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director of the Company or the Bank, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

         Some of the directors and officers of the Company and the companies with which those directors and officers are associated are customers of, and have had banking transactions with the Company, through the Bank, in the ordinary course of the Company's business during 2006, and the Company expects to have banking transactions with such persons in the future. In the opinion of the Company's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with unrelated persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                      COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

         The Board of Directors has established a Compensation Committee and adopted a written Compensation Committee Charter which is attached as Appendix C to this Proxy Statement. The Compensation Committee oversees the Company's compensation programs. The compensation programs include elements that are designed specifically for the executive officers (the "Executives" or an "Executive"), which include the Chief Executive Officer ("CEO"), President, Chief Financial Officer ("CFO") and the other Executives named in the Summary Compensation Table. Additionally, the Compensation Committee is charged with the review and recommendation to the full Board of Directors of all annual compensation decisions relating to the Executives and to Directors.

         The Compensation Committee is composed primarily of non-employee members of the Board of Directors. John O. Brooks and Bryan R. Hyzdu are ex-officio members of the Compensation Committee and do not vote on compensation issues. The Board of Directors has determined that each voting member of the Compensation Committee is independent under applicable NASDAQ listing rules. No Compensation Committee member, except Messrs. Brooks and Hyzdu, participates in any of the Company's employee compensation programs. Each year the Company's Audit Committee reviews any and all relationships that each director may have with the Company and the Board of Directors subsequently reviews the findings of the Audit Committee. Messrs. Brooks and Hyzdu were not present during the Compensation Committee voting or deliberations regarding their respective compensation.

         The Compensation Committee has taken the following actions to improve the links between Executive pay and performance:

         o Including performance-based awards in the Company's incentive programs;
         o Hiring an independent compensation consultant to advise on executive compensation issues;
         o Realigning compensation structures based on a more clearly defined competitive pay strategy; and
         o Reviewing and approving the industry specific Peer Group (as defined below) for more precise performance comparisons.

         The responsibilities of the Compensation Committee, as stated in the Compensation Committee Charter, include the following:

         o Provide oversight to the Company's overall compensation strategy and objectives pursuant to the goals of the Company.
         o Review and recommend to the Board of Directors changes to the structure and design of the compensation elements for the Executives including: annual base salary, annual cash incentives, long-term equity incentives, retirement plans (401(k) deferred compensation and salary continuation plans), change in control benefits and severance arrangements.
         o        Review and recommend to the Board of Directors changes in the structure and design of the compensation elements for
                  directors of the Company and its subsidiaries and any committees thereof, including cash (meeting fees and retainers), long-term equity incentive plans and the Director Emeritus Program.
         o Review and recommend to the Board of Directors, the appropriate peer group to be used in benchmarking compensation for Executives and directors.
         o Recommend annually to the Board of Directors the compensation of the CEO, including base salary, annual cash incentive opportunity and changes to other compensation elements.

         o Recommend annually to the Board of Directors the compensation of other Executives based on the recommendation of the CEO, including base salary, annual cash incentive opportunity and changes to other compensation elements.
         o Recommend to the Board of Directors the performance criteria required by the Company's Annual Incentive Plan for Executives.
         o Recommend to the Board of Directors changes to Company Board member and/or subsidiary Board member compensation.
         o Recommend to the Board of Directors equity grants to the Executives, directors and other key employees, pursuant to Board of Directors approved option granting methodology.
         o        Recommend to the Board of Directors additions to personnel covered by the Company's Salary Continuation Plans.
         o        Recommend to the Board of Directors employment agreements for the Executives.
         o Periodically review and recommend to the Board of Directors changes to Executive retirement benefits, employment agreements, change in control benefits and severance arrangements.
         o Periodically review the Company succession plans relating to positions held by the Executives and make recommendations to the Board of Directors regarding the process for selecting the individuals as successors.
         o Evaluate the CEO's performance relative to the goals and objectives of the Company and discuss evaluations of other Executives with the CEO.
         o Annually review and recommend changes deemed necessary to the Compensation Committee Charter.
         o Prepare and submit an appropriate "Compensation Committee Report" pursuant to applicable regulations of the Securities and Exchange Commission for inclusion in the management proxy statement for each annual meeting of shareholders, stating, among other matters, whether (i) the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and (ii) the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in such proxy statement and the Company's Annual Report on Form 10-K.
         o Perform such other duties and responsibilities as it may be required by the rules and regulations that govern the Company that are consistent with the purpose of the Compensation Committee, or as the Board of Directors may deem appropriate.

Overview of Compensation Philosophy

         The Compensation Committee's compensation philosophy was developed to balance and align the interests of the Executives and shareholders. The philosophy is intended to attract, motivate, reward and retain the most qualified management talent required to achieve corporate objectives and increase shareholder value, while at the same time the compensation philosophy seeks to make the most efficient use of shareholder resources. The compensation philosophy emphasizes rewards for performance in an effort to achieve these goals.

         The three primary components of compensation for the Executives are base salary, annual cash incentive opportunity and long-term, equity-based incentive compensation. The Company also provides the Executives with retirement benefits that are earned over time.

         To be effective, the compensation philosophy must reflect the corporate mission, culture, and long-term goals of the Company. In order to recruit and retain the most qualified and competent individuals as Executives, the Company strives to maintain a compensation program that is competitive in its peer industry labor market. The purpose of the compensation program is to reward individual performance tied to the achievement of Company objectives. The following objectives are considered in setting the compensation programs for the
Executives:

         o reward performance which supports the Company's core values of performance, integrity, teamwork, and advancement opportunities;
         o provide a significant percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria;
         o design competitive total compensation and rewards programs to enhance the Company's ability to attract and retain knowledgeable and experienced Executives; and
         o set compensation and incentive levels that reflect competitive marketplace and industry practices.

Compensation Consultant

         In 2006, the Compensation Committee retained John Parry & Alexander, a compensation and benefits consulting firm. John Parry & Alexander serves as an independent compensation consultant to advise the Compensation Committee on all matters related to the Executives' compensation and general compensation programs. John Parry & Alexander participates in Compensation Committee meetings on an as needed basis.

         John Parry & Alexander assists the Compensation Committee by providing comparative marketplace and industry data on compensation practices and programs for the Executives based on an analysis of peer competitors. John Parry & Alexander also provides guidance on industry best practices. John Parry & Alexander advised the Compensation Committee in (1) determining base salaries,
(2) setting performance criteria for the Company's Annual Incentive Plan, (3) determining the appropriateness of individual grant levels for stock option awards, (4) evaluating the retirement plans and benefit amounts, (5) evaluating any benefits that may qualify as perquisites, and (6) determining the appropriateness of severance benefits related to events of termination or change in control.

Peer Group and Benchmark Targets

         The Compensation Committee selected a compensation peer group consisting of a survey from the California Bankers' Association and a survey prepared by the California Department of Financial Institutions (the "Survey Data"). The Compensation Committee selected the institutions for the peer group based on the asset ranges of the institutions and their geographical locations. The Peer Group is used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to the Company and that compete with the Company for executive talent.

Compensation Benchmarking Relative to Market

         Using the Survey Data, we consider "marketplace compensation" to be the median of the Survey Data. The Company targets total compensation at the median or slightly above the median of the Survey Data, adjusted for excellent Company and individual performance. Compensation elements such as base salary, short-term and long-term incentives, retirement and other benefits may be adjusted within total compensation at levels above or below the median of the Survey Data based on decisions by the Compensation Committee and the Board of Directors about the compensation elements, the Survey Data, as well as Company and Executive performance, including the Executive's level of responsibility, skill level, experience and contributions to the Company.

Review of Executive Performance

         The Compensation Committee reviews, on an annual basis, each compensation element for each Executive. In each case, the Compensation Committee takes into account the scope of responsibilities and years of experience and balances these against competitive salary levels and other information contained in the Survey Data. The Compensation Committee has the opportunity to interact with the Executives at various times during the year, which allows the Compensation Committee to form its own assessment of each Executive's performance.

         In addition, the CEO presents to the Compensation Committee an annual evaluation of each Executive, which includes a review of individual contributions, performance against specific criteria, strengths and weaknesses, as well as a development plan. Following this presentation and a review of the Survey Data, the Compensation Committee makes its own assessments and approves compensation for recommendation to the Board of Directors for each Executive.

Overview of Executive Compensation Elements

         The Company's compensation program for Executives consists of several compensation elements, as illustrated in the table below.

-------------------------------------------------------------------------------------------------
Pay Element          What the Pay Element Rewards           Purpose of the Pay Element
-------------------------------------------------------------------------------------------------
Base Salary       Core competence in the Executive's     Provides fixed compensation based on
                  role relative to skills, years of      competitive market practices.
                  experience and contributions to
                  the Company.
-------------------------------------------------------------------------------------------------
Short-Term        Contributions toward the               Provides focus on meeting annual goals
Annual            Company's achievement of               that lead to the long-term success of
Incentives        specified profitability, growth,       the Company. Motivates achievement of
                  and credit quality.                    annual performance criteria.
-------------------------------------------------------------------------------------------------
Long-Term         The Company's long-term incentives     Attempts to align interests of
Incentives        consist of stock option grants         Executives with shareholder
                  that reward stock price                interests related to stock price
                  performance and continued              performance. Increases Executive
                  employment with the Company during     ownership in the Company. Enhances
                  the vesting period.                    prospects for long-term retention in
                                                         a competitive labor market.
-------------------------------------------------------------------------------------------------
Retirement        The Company's employee benefit         Encourages retention of Executives.
Benefits          plans include both tax-qualified       Provides a tax-deferred retirement
                  and nonqualified retirement plans      savings plan subject to IRS limitations
                  which are available to eligible        on qualified plans. The 401(k) Plan is
                  employees, including the               described in more detail on page 23 of
                  Executives, to reward long-term        this Proxy Statement. The Salary
                  service to the Company. The            Continuation Plans make available
                  Company offers a qualified 401(k)      retirement benefits for the Executives
                  program for participation by all       comparable to peer group Survey Data.
                  employees, including Executives.       The Salary Continuation Plans are
                  The Salary Continuation Plans for      described in more detail on page 23 of
                  Executives are nonqualified and        this Proxy Statement.
                  noncontributory plans that provide
                  the Executives with retirement
                  benefits.
-------------------------------------------------------------------------------------------------
Health and        As part of a broad-based and           Encourages a healthy lifestyle and
Welfare           competitive compensation program       contributes to overall health and
Benefits          to support long-term service to        fitness that, among other factors, may
                  the Company, Executives                reduce health related risks and
                  participate in employee health         associated expense to the Company.
                  benefit plans generally available
                  to all employees, including
                  medical, health, life insurance,
                  disability plans, and vacation and
                  personal absence time.
-------------------------------------------------------------------------------------------------
Additional        The Executives receive certain         Encourages retention of Executives in
Benefits          additional benefits that may           a competitive labor market with
and               qualify as perquisites including       benefits comparable to peer group
Perquisites       contributions to (a) a health          Survey Data.
                  savings account, (b) the 401(k)
                  Plan as matching funds, and (c)
                  reimburse taxes related to bank
                  owned life insurance acquired to
                  fund retirement benefits under
                  the salary continuation plans.
                  The perquisite amounts are
                  included in the Summary
                  Compensation Table on page 26 of
                  this Proxy Statement
-------------------------------------------------------------------------------------------------
Change in         The Executives have severance          Severance payments under employment
Control and       benefit provisions in their            agreements are designed for retention
Severance         respective employment agreements       purposes to provide continuity of
Benefits          which provide severance payments in    management and to maintain business
                  certain events of termination or in    focus and eliminate uncertainty
                  connection with a change in control    regarding employment during a change in
                  of the Company.                        control that benefits shareholders. The
                                                         employment agreements are described in
                                                         more detail on page 30 of this Proxy
                                                         Statement
-------------------------------------------------------------------------------------------------

         The use of these compensation elements enables the Company to reinforce its pay for performance philosophy, as well as strengthen the ability to attract and retain highly qualified executive officers. The Compensation Committee believes that this combination of elements provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and encourages recruitment and retention of executive officers.

Detail of Executive Compensation Elements

         The Compensation Committee believes the total compensation and benefits program for Executives should consist of the following: base salary, annual cash incentives, short-term and long-term incentives, retirement plans, health and welfare benefits, certain perquisites and severance benefits in certain events of termination or in connection with a change in control, as more fully described below.

         Base Salary

         Increases to base salaries, if any, are driven primarily by individual performance and comparative information from the Survey Data. Individual performance is evaluated by reviewing the Executive's success in achieving business results, promoting core values, focusing on the keys to success and demonstrating leadership abilities.

         In setting the base salary of the Executives for fiscal year 2006, the Compensation Committee reviewed the Survey Data. The Compensation Committee also considered the Company's continuing achievement of its short-term and long-term goals to achieve specific profitability, growth and asset quality results.

         The Compensation Committee based its compensation decisions on the Company's performance related to the objectives listed above. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Executives. The Compensation Committee reviews the Survey Data, general economic conditions and marketplace compensation trends with the assistance of its compensation consultant. The Compensation Committee usually adjusts base salaries for Executives when:

         o the current compensation levels deviate significantly from the competitive marketplace data and information in the Survey Data;
         o        recognizing outstanding individual performance; or
         o        recognizing an increase in responsibility.

         Consistent with the general compensation philosophy described above, the Compensation Committee strives to reward the Executives with a total compensation package at the median or slightly above the median of the Survey Data, adjusted for excellent Company and individual performance. The base salaries paid to the CEO and other Executives during fiscal year 2006 are shown in the Summary Compensation Table on page 26.

         Short-Term Annual Incentives

         The Annual Incentive Plan provides the Executives and participating employees with the opportunity to earn cash incentives based on the achievement of specific Company-wide, division or department, and individual performance goals. The Compensation Committee designs the annual incentive component to align Executive and employee compensation with annual (short-term) performance criteria.

         The Compensation Committee annually approves an incentive bonus pool based on the budgeted net earnings goal for each year. If the net earnings goal is exceeded, the Compensation Committee recommends that contributions be made to the incentive bonus pool in an amount equal to 50% of the amount which exceeds the net earnings goal. In addition to the achievement of the net earnings goal, to be eligible to receive payment of a cash incentive, the Executives and employees must each receive an individual performance evaluation of 3, 4 or 5 based on a five point scale as follows:

         o       5 - clearly outstanding;
         o       4 - exceeds expectations;
         o       3 - meets expectations;
         o       2 - below expectations; and
         o       1 - unacceptable.

         In the event that cash incentives are paid, the incentive bonus pool is divided into percentage allocations as follows: 50% allocated for payment to the Chairman/CEO group, 30% allocated for payment to other Executives as a group and 20% allocated for payment to all other employees as a group. Payments are then allocated further among individuals within a group based on the ratio that the base salary of an individual participant within a group bears to the total of all base salaries of individuals in the same group. Payments, if any, are made annually in April to coincide with annual performance evaluations, but only after the Company's independent certified public accountants have audited the results of operations and financial condition of the Company and determined that no adjustments to the financial statements are necessary.

         The budgeted net earnings goal for 2006 included an after-tax return on beginning shareholders' equity in excess of 8.6% (equal to $1,400,000 or more in net earnings). No cash incentives were paid or accrued under the Annual Incentive Plan in 2006 as the Company failed to exceed the budgeted net earnings goal.

         Long-Term Incentives

         An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Company's stock performance and the potential financial gain for employees. The long-term incentive component has historically been provided in the form of stock options that vest and become exercisable ratably over not more than five years. The Compensation Committee has used stock options, rather than other forms of long-term incentives, because they create value for the Executives only if the shareholder value is increased through an increased stock price. The Compensation Committee believes that this creates strong alignment between the interests of the Executives and shareholders. The stock options help the Company attract and retain talented Executives.

         Stock options provide the Executives with the opportunity to purchase the Company's common stock at a price fixed on the grant date regardless of future market price. The Compensation Committee's objective is to provide Executives with awards that are consistent with the Survey Data and based on the Executive's individual performance. A stock option becomes valuable only if the Company's common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to vest, which provides an incentive for the Executive to remain employed by the Company. In addition, stock options link a portion of the Executive compensation to shareholders' interests by providing an incentive to make decisions designed to increase the market price of the Company's common stock.

         The Company has two stock option plans. The 1999 Stock Option Plan was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The Company assumed the 1999 Plan and further option grants were terminated in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company effective June 26, 2003. The 1999 Plan set aside 240,000 shares (378,000 shares as of April 5, 2007, adjusted for stock dividends and stock splits) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 1999 Plan.

         The Company's 2004 Stock Option Plan was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004 (the "2004 Plan"). The 2004 Plan set aside 169,000 shares (253,500 shares as of April 5, 2007, adjusted for a stock split in 2005) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 2004 Plan. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan described below.

         Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted under the 1999 Plan have an exercise price equal to the fair market value of the common stock on the date of grant. No options were granted under the 1999 Plan from and after June 26, 2003, the Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization.

         Option grant recommendations are made at Compensation Committee meetings scheduled in advance to meet appropriate deadlines for compensation related decisions. The Compensation Committee then recommends the grants to the full Board of Directors for their approval. The Company's practice is that the full Board of Directors approves all stock option grants at regularly scheduled meetings. The meetings are held after the close of the U.S. stock markets and the Board of Directors sets the exercise price for each stock option using the closing price of the Company's stock price on the date of grant.

         There is a limited term which is not more than ten years from the date of grant in which the Executive can exercise vested stock options. At the end of this option term, the right to purchase Company stock subject to any unexercised options expires. Option holders generally forfeit any unvested options if their employment with the Company terminates.

         In certain instances, stock options may vest on an accelerated schedule. A change of control may trigger accelerated vesting. In this instance, all unvested options will vest as of the date of the change in control.

         Retirement Benefits

         The Company offers retirement programs that are intended to supplement the employee's personal savings and social security. The programs include the Company 401(k) Plan ("401(k) Plan") and Salary Continuation Plans. All employees who work at least one year for 1,000 or more hours, including the Executives, are generally eligible to participate in the 401(k) Plan. Only the Executives have entered into Salary Continuation Plans with the Company.

         o   401(k) Plan

             The Company adopted the 401(k) Plan to enable employees to save for retirement through a tax-advantaged combination of employee and Company contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. The 401(k) Plan allows eligible employees, including the Executives, to elect to contribute from 1% to 100% of their eligible compensation to an investment trust. Eligible compensation generally means all wages, salaries and fees for services from the Company. Employee contributions are matched in cash by the Company at the rate of 100% for the first 2% of the employee's salary. Such contributions vest immediately. The 401(k) Plan provides different investment options, for which the participant has sole discretion in determining how both the employer and employee contributions are invested. The 401(k) Plan does not provide the employees the option to invest directly in the Company's common stock. The 401(k) Plan offers in-service withdrawals in the form of loans, hardship distributions, after-tax account distributions and age 59.5 distributions. The 401(k) Plan benefits are payable pursuant to the participant's election in the form of a single lump sum.

         o   Salary Continuation Plans

             The Salary Continuation Plans are structured as individual agreements with the Executives. The terms of the agreements include the amounts each will receive upon the occurrence of certain specified events, including normal retirement and in the case of Mr. Hyzdu and Ms. Reinard, early retirement on or after a specified age coinciding with fifteen (15) years of service. A lump-sum premium payment of approximately three million one hundred ninety-four thousand dollars ($3,194,000) was paid to acquire insurance policies on the lives of the named executive officers as a funding mechanism in connection with the agreements. The Bank is the owner and beneficiary of the policies and is entitled to the increase in cash surrender value represented by the policies. The increase in cash surrender value is accrued monthly and reflected in the Company's consolidated financial statements as a category under "Other income." The Bank reimburses the Executives each year in an amount to satisfy payroll taxes applicable to each Executive related to the insurance, which amounts are reflected in the Summary Compensation Table.

         The agreements provide for the following annual retirement benefit payments:

         o   forty thousand dollars ($40,000) for Mr. Brooks at age sixty-six
             (66);
         o one hundred thirty-three thousand dollars ($133,000) for Mr. Hyzdu at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-six (56) or thereafter and prior to normal retirement ranging from seventy-seven thousand nine hundred seventy-four dollars ($77,974) to one hundred twenty-six thousand eight hundred eighty-six dollars ($126,886);
         o seventy-one thousand dollars ($71,000) for Mr. Bloch at age sixty-five (65);
         o seventy-seven thousand dollars ($77,000) for Mr. Carman at age sixty-five (65); and
         o sixty-four thousand dollars ($64,000) for Ms. Reinard at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-nine (59) or thereafter and prior to normal retirement ranging from thirty eight thousand one hundred eighteen dollars ($38,118) to fifty-eight thousand eight hundred thirty-eight dollars ($58,838).

         See the discussion under the heading "Salary Continuation Plans" on page 23 for more information regarding the agreements.

         Health and Welfare Benefits

         The Company offers a variety of health and welfare programs to all eligible employees. The Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against health risks and encourage a healthy lifestyle. The health and welfare programs include medical, pharmacy, dental, vision, life insurance, accidental death and disability, paid vacation and personal absence time. Coverage under the life and accidental death and disability programs offer benefit amounts specific to each Executive.

         The Company offers a long-term disability program that provides income replacement to Executives after a 90-day disability period at a rate of 66.67% of basic monthly earnings up to a maximum of $10,000 per month until normal Social Security retirement age or recovery per the terms and conditions of the program. All other employees are eligible to receive 66.67% of basic monthly earnings to a maximum of $10,000 per month.

         Perquisites

         The Compensation Committee annually reviews payments to Executives that may qualify as perquisites to determine if such payments are appropriate and whether any adjustments are required. All such payments are included in the Summary Compensation Table on page 26.

         Change in Control and Termination Benefits

         In June 2004, the Company entered into employment agreements with Messrs. Brooks, Hyzdu, Carman and Bloch, and Ms. Reinard. The agreements provide for a base salary which is included in the Summary Compensation Table on page
26. The agreements may be terminated with or without cause, but if an agreement is terminated without cause under certain specified circumstances, the Executive is entitled to receive severance compensation in the amount specified. Each agreement further provides that in the event of a "change in control" as defined therein and within a specified period following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or (iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in the amount specified, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the Executive). See the discussion under the heading "Employment Agreements" on page 30.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Submitted by the Compensation Committee of the Board of Directors:


/s/ JOHN O. BROOKS  /s/ EUGENE C. GINI  /s/ BRYAN R. HYZDU
------------------  ------------------  ------------------
/s/ FRANCES C. MIZUNO  /s/ RICHARD R. PAULSEN  /s/ ANTHONY F. SOUZA
---------------------  ----------------------  --------------------

                             EXECUTIVE COMPENSATION

         The following table shows the cash and non-cash compensation awarded to or earned by individuals who served as our chief executive officer, chief financial officer and other most highly compensated executive officers in all capacities during fiscal year 2006.

                                                     Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Change in
                                                                                              Pension
                                                                                              Value and
                                                                                             Nonqualified
                                                                               Non-Equity     Deferred
                                                           Stock    Option   Incentive Plan  Compensation    All Other
                                         Salary    Bonus   Awards   Awards    Compensation    Earnings     Compensation     Total
    Name and Principal Position          ($)(2)    ($)(3)   ($)     ($)(4)        ($)          ($)(5)         ($)(6)         ($)
------------------------------------------------------------------------------------------------------------------------------------
    John O. Brooks, Chairman
    of the Board and Chief
    Executive Officer of the            $143,557     --      --    $14,200        --               --        $ 9,430      $167,187
    Company; Chairman of the
    Board of the Bank and Charter
    Services Group, Inc.(1)

------------------------------------------------------------------------------------------------------------------------------------

    Bryan R. Hyzdu, President
    of the Company; President and
    Chief Executive Officer of the      $170,237     --      --    $14,200        --          $20,879        $10,539      $215,855
    Bank and Charter Services
    Group, Inc. (1)

------------------------------------------------------------------------------------------------------------------------------------

    Robert E. Bloch, Executive
    Vice President and Chief
    Financial Officer of the            $118,219     --      --    $ 7,200        --          $59,312        $10,863      $195,594
    Company, the Bank and Charter
    Services Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------

    Patrick Carman, Executive Vice
    President and Chief Operating       $124,125     --      --    $ 7,200        --          $39,732        $10,408      $181,465
    Officer/Chief Credit Officer of
    the Bank (1)

------------------------------------------------------------------------------------------------------------------------------------

    Shannon Reinard, Executive
    Vice President and                  $ 81,719     --      --    $17,800        --          $13,658        $ 5,914      $113,177
    Operations Manager of the
    Bank

------------------------------------------------------------------------------------------------------------------------------------

     (1) Effective April 1, 2007, Mr. Brooks assumed the position as Chief Executive Officer of the Bank, Patrick Carman assumed the position of President of the Bank, and Mr. Hyzdu relinquished his positions as President and Chief Executive Officer of the Bank in order to focus full-time on the development of the Company's non-bank subsidiary, Charter Services Group, Inc., as its President and Chief Executive Officer.
     (2) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan and amounts paid for auto allowance which was added to the base salary of each executive officer. Mr. Brook's voluntarily agreed to a reduced salary during 2006, to the amount reflected in the table and provided under the terms of his employment agreement dated July 15, 2004, to reflect the comparable reduction in his availability due to illness. The executive officer employment agreements, each dated July 15, 2004, are discussed hereafter in this Proxy Statement under the heading "Post-Employment Payments."
     (3)  No incentive bonus compensation was accrued or paid in 2006.

     (4) The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in Note 1 under the heading "Stock-based compensation" and
          Note 12 under the heading "Stock Option Plan" in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. No options were granted to the named executive officers in 2006. The Company has a 2004 Stock Option Plan (the "2004 Plan") which was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004. The Company also has a 1999 Stock Option Plan pursuant to which options are outstanding, which was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. Under the 1999 Plan, options were permitted to be granted to non-employee directors, officers and employees of Service 1st Bank. Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. The Company assumed the 1999 Plan in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the common stock on the date of grant. No options were granted under the 1999 Plan from and after June 26, 2003, the Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization. See the discussion under the heading "Long-Term Incentives" on page 21 for more information regarding the Company's 2004 Plan and 1999 Plan.
     (5) The amount reported in the column represents the increase in the actuarial net present value of all future retirement benefits under the executive officer's salary continuation plan. The executive officers may not be entitled to the benefit amounts included as the salary continuation plan is not vested.
     (6) Amounts shown include (i) $464 as disability insurance premiums for Mr. Hyzdu; (ii) contributions to a health savings account for Messrs. Hyzdu, Bloch and Carman in the amount of $3,600, respectively, and for Mr. Brooks and Ms. Reinard in the amount of $2,700, respectively;
          (iii) a reimbursement payment to satisfy payroll taxes applicable to bank owned life insurance for the salary continuation plans for Messrs. Brooks, Hyzdu, Bloch and Carman and Ms. Reinard in the amounts of $6,730, $2,098, $3,068, $3,034 and $1,015, respectively; and (iv)
          matching contributions on deferrals under the Company's 401(k) Plan for Messrs. Hyzdu, Bloch and Carman and Ms. Reinard in the amounts of $4,377, $4,195, $3,774, and $2,199, respectively. No matching contributions were made for Mr. Brooks. Generally, all Company employees are eligible to participate in the 401(k) Plan. Participating employees may defer a portion of their compensation in the 401(k) Plan and the Company, at its option, may make matching contributions on participant's deferrals. During 2006, the Company matched 100% of the first 2% of the amount deferred by participating employees.

                           GRANTS OF PLAN-BASED AWARDS

         The Grants of Plan-Based Awards Table has been omitted as no stock options were granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 2006.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table shows the outstanding exercised stock options, unvested restricted stock and other equity incentive plan awards held at the end of fiscal year 2006 by the Company's executive officers named in the Summary Compensation Table. Data in the table below has been adjusted, as applicable, for stock dividends and stock splits.

                                         Outstanding Equity Awards At Fiscal Year-End Table

------------------------------------------------------------------------------------------------------------------------------------
                                          Option Awards                                          Stock Awards
                  ------------------------------------------------------------------------------------------------------------------
                                                                                                                         Equity
                                                    Equity                           Number                Equity       Incentive
                                                   Incentive                           of                 Incentive    Plan Awards:
                    Number of        Number of       Plan                            Shares    Market    Plan Awards:   Market or
                   Securities       Securities      Awards:                            or     Value of    Number of    Payout Value
                   Underlying       Underlying     Number of                        Units of  Shares or   Unearned     of Unearned
                   Unexercised      Unexercised   Securities                          Stock   Units of  Shares, Units  Shares, Units
                     Options          Options     Underlying                          That     Stock       or Other      or Other
                       (#)              (#)       Unexercised   Option                Have      That     Rights That   Rights That
                  -------------   ---------------  Unearned    Exercise     Option     Not     Have Not    Have Not      Have Not
                                                    Options      Price    Expiration Vested    Vested      Vested        Vested
      Name         Exercisable     Unexercisable      (#)         ($)        Date      (#)       ($)         (#)           ($)
------------------------------------------------------------------------------------------------------------------------------------
 John O. Brooks     39,375 (1)            --           --        $ 6.35     11/1/10     --       --          --            --
                     5,000 (2)        10,000           --        $12.33     6/16/15     --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Bryan R. Hyzdu     31,500 (3)            --           --        $ 6.35    11/15/09     --       --          --            --
                     5,000 (4)        10,000           --        $12.33     6/16/15     --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Bloch    23,625 (5)            --           --        $ 6.03     3/26/11     --       --          --            --
                     2,500 (6)         5,000           --        $12.33     6/16/15     --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Patrick Carman     15,750 (7)            --           --        $ 6.25      8/7/10     --       --          --            --
                     2,500 (8)         5,000           --        $12.33     6/16/15     --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------
 Shannon Reinard    10,000 (9)         5,000           --        $ 9.30    10/25/14     --       --          --            --
                     2,500 (10)        5,000           --        $12.33     6/16/15     --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------

     (1) The stock options vest ratably over three years commencing one year after the grant date and 100% were vested as of December 31, 2006.
     (2) The stock options vest ratably over three years commencing one year after the grant date and 33.3% were vested as of December 31, 2006 with the remaining vesting of 33.3% to occur on June 16, 2007 and 33.3% on June 16, 2008.
     (3) The stock options vest ratably over three years commencing one year after the grant date and 100% were vested as of December 31, 2006.
     (4) The stock options vest ratably over three years commencing one year after the grant date and 33.3% were vested as of December 31, 2006 with the remaining vesting of 33.3% to occur on June 16, 2007 and 33.3% on June 16, 2008.
     (5) The stock options vest ratably over three years commencing one year after the grant date and 100% were vested as of December 31, 2006.
     (6) The stock options vest ratably over three years commencing one year after the grant date and 33.3% were vested as of December 31, 2006 with the remaining vesting of 33.3% to occur on June 16, 2007 and 33.3% on June 16, 2008.
     (7) The stock options vest ratably over three years commencing one year after the grant date and 100% were vested as of December 31, 2006.
     (8) The stock options vest ratably over three years commencing one year after the grant date and 33.3% were vested as of December 31, 2006 with the remaining vesting of 33.3% to occur on June 16, 2007 and 33.3% on June 16, 2008.
     (9) The stock options vest ratably over three years commencing one year after the grant date and 66.7% were vested as of December 31, 2006 with the remaining vesting to occur on October 25, 2007.
     (10) The stock options vest ratably over three years commencing one year after the grant date and 33.3% were vested as of December 31, 2006 with the remaining vesting of 33.3% to occur on June 16, 2007 and 33.3% on June 16, 2008.
     (11) The fair market value per share of the Company's common stock at the fiscal year-end was $19.25.

                        OPTION EXERCISES AND STOCK VESTED

         The Option Exercises and Stock Vested Table is omitted as there were no stock option awards exercised by or restricted stock and restricted stock unit awards vested for the executive officers named in the Summary Compensation Table during fiscal year 2006.

                                PENSION BENEFITS

         The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the executive officers named in the Summary Compensation Table.

                                                 Pension Benefits Table
------------------------------------------------------------------------------------------------------------------------
                                                              Number of           Present Value        Payments During
                                                                Years             of Accumulated            Last
                                                           Credited Service          Benefit             Fiscal Year
       Name                      Plan Name (1)                  (#)(2)               ($)(3)                 ($)
------------------------------------------------------------------------------------------------------------------------
   John O. Brooks           Salary Continuation Plan               3                $361,825                  --
------------------------------------------------------------------------------------------------------------------------
   Bryan R. Hyzdu           Salary Continuation Plan               3                $ 47,533                  --
------------------------------------------------------------------------------------------------------------------------
   Robert E. Bloch          Salary Continuation Plan               3                $129,434                  --
------------------------------------------------------------------------------------------------------------------------
   Patrick Carman           Salary Continuation Plan               3                $ 92,618                  --
------------------------------------------------------------------------------------------------------------------------
   Shannon Reinard          Salary Continuation Plan               1                $ 18,820                  --
------------------------------------------------------------------------------------------------------------------------

(1) The salary continuation plans are more fully described under the heading "Salary Continuation Plans" on page 23.
(2) Years of credited service represents the number of years the executive officer has participated in the pension benefit plan. Normal retirement age is 65.
(3) Includes amounts which the executive officer may not be currently entitled to receive because those amounts are not vested.

                       NONQUALIFIED DEFERRED COMPENSATION

         The Nonqualified Deferred Compensation Table is omitted as the Company does not have any nonqualified deferred compensation plans. The Company has a qualified 401(k) Plan in which the executive officers named in the Summary Compensation Table participate on the same basis as other Company employees. See footnote 6 to the Summary Compensation Table and discussion under the heading "401(k) Plan" on page 23 for additional information regarding the 401(k) Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

         The table below lists information regarding Company common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the 2004 and 1999 Stock Option Plans at year-end 2006 (adjusted, as applicable, for stock dividends and stock splits). The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of Company common stock.

------------------------------------------------------------------------------------------------------------------------------

       Plan Category               Number of securities to be       Weighted-average         Number of securities remaining
                                   issued upon exercise of          exercise price of        available for future issuance
                                   outstanding options,             outstanding options,     under equity compensation
                                   warrants and rights              warrants and rights      plans (excluding securities
                                                                                             reflected in column (a))
                                             (a)                            (b)                          (c)
------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security                       419,113                        $5.81                        46,875
holders
------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security                        --                           --                            --
holders
------------------------------------------------------------------------------------------------------------------------------
           Total                           419,113                        $5.81                        46,875
------------------------------------------------------------------------------------------------------------------------------

(1) Shares reserved but unissued remain available for grant during any subsequent calendar year. Awards that expire or are cancelled, forfeited or terminated before being exercised again become available for future awards under the 2004 Plan.


                            POST-EMPLOYMENT PAYMENTS

Employment Agreements

         The Company has entered into employment agreements with the executive officers named in the Summary Compensation Table. Each such employment agreement includes certain provisions providing benefits to the executive officers which are substantially identical as follows:

         o an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors;
         o an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans;
         o   four (4) weeks annual vacation;
         o   group life, health and disability insurance benefits;
         o reimbursement of business expenses incurred on behalf of the Company;
         o   group life and medical insurance benefits; and
         o continuation of group insurance coverages for the executive officer and his or her dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination.

         John Brooks Employment Agreement. The Company and John O. Brooks entered into an employment agreement dated July 15, 2004, which replaced a prior employment agreement dated November 1, 2000. Mr. Brooks currently serves as the Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank, and Chairman of the Board of Directors of Charter Services Group, Inc. The employment agreement has a two (2) year term, subject to renewal and termination rights of the Company and Mr. Brooks. In addition to the provisions common to all of the employment agreements as described above, Mr. Brooks' employment agreement includes the following severance provisions for certain termination events including a change in control of the Company:

         o severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and
         o severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Bryan Hyzdu Employment Agreement. The Company and Bryan R. Hyzdu entered into an employment agreement dated July 15, 2004, which replaced a prior severance agreement dated November 1, 2002. Mr. Hyzdu currently serves as the President of the Company and President and Chief Executive Officer of Charter Services Group, Inc. The employment agreement has a three (3) year term, subject to renewal and termination rights of the Company and Mr. Hyzdu. In addition to the provisions common to all of the employment agreements as described above, Mr. Hyzdu's employment agreement includes the following severance provisions for certain termination events including a change in control of the Company:

         o severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and
         o severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Robert Bloch Employment Agreement. The Company and Robert E. Bloch entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated February 26, 2001. Mr. Bloch currently serves as Executive Vice President and Chief Financial Officer of the Company, the Bank and Charter Services Group, Inc. The employment agreement has a three (3) year term, subject to renewal and termination rights of the Company and Mr. Bloch. In addition to the provisions common to all of the employment agreements as described above, Mr. Bloch's employment agreement includes the following severance provisions for certain termination events including a change in control of the Company:

         o severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and
         o severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve (12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Patrick Carman Employment Agreement. The Company and Patrick Carman entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated May 26, 2000. Mr. Carman currently serves as President and Chief Operating Officer/Chief Credit Officer of the Bank. The employment agreement has a three (3) year term, subject to renewal and termination rights of the Company and Mr. Carman. In addition to the provisions common to all of the employment agreements as described above, Mr. Carman's employment agreement includes the following severance provisions for certain termination events including a change in control of the Company:

         o severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and
         o severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve (12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Shannon Reinard Employment Agreement. The Company and Shannon Reinard entered into an employment agreement dated July 15, 2004, which replaced an offer letter dated February 7, 2002. Ms. Reinard currently serves as Executive Vice President and Operations Manager of the Bank. The employment agreement has a three (3) year term, subject to renewal and termination rights of the Company and Ms. Reinard. In addition to the provisions common to all of the employment agreements as described above, Ms. Reinard's employment agreement includes the following severance provisions for certain termination events including a change in control of the Company:

         o severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and
         o severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve (12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

Salary Continuation Plans

         Recognizing the importance of building and retaining a competent management team, additional agreements were entered into with Messrs. Brooks, Hyzdu, Bloch and Carman effective as of September 10, 2003, and with Ms. Reinard effective as of June 1, 2005, in each case to provide post-retirement benefits to the named executive officers. The agreements for Messrs. Hyzdu, Bloch and Carman were amended on August 8, 2005, among other matters, to:

         o conform certain benefit factors among the agreements for Messrs. Hyzdu, Bloch, Carman and Ms. Reinard including age, service and compensation factors;
         o adjust the annual retirement benefit payments to the amounts specified below to reflect such factors and cost of living adjustments based thereon; and
         o change the normal retirement age from sixty-six (66) to age sixty-five (65).

         The terms of the agreements with the named executive officers include the amounts each will receive upon the occurrence of certain specified events, including normal retirement and in the case of Mr. Hyzdu and Ms. Reinard, early retirement on or after a specified age coinciding with fifteen (15) years of service. A lump-sum premium payment of approximately three million one hundred ninety-four thousand dollars ($3,194,000) was paid to acquire insurance policies on the lives of the named executive officers as a funding mechanism in connection with the agreements. The Bank is the owner and beneficiary of the policies and is entitled to the increase in cash surrender value represented by the policies. The increase in cash surrender value is accrued monthly and reflected in the Company's consolidated financial statements as a category under "Other income." The Bank pays a bonus payment each year to the named executive officers to satisfy taxes applicable to each named executive officer which amounts are reflected in the Summary Compensation Table.

         The agreements provide for the following annual retirement benefit payments:

         o   forty thousand dollars ($40,000) for Mr. Brooks at age sixty-six
             (66);
         o one hundred thirty-three thousand dollars ($133,000) for Mr. Hyzdu at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-six (56) or thereafter and prior to normal retirement ranging from seventy-seven thousand nine hundred seventy-four dollars ($77,974) to one hundred twenty-six thousand eight hundred eighty-six dollars ($126,886);
         o seventy-one thousand dollars ($71,000) for Mr. Bloch at age sixty-five (65);
         o seventy-seven thousand dollars ($77,000) for Mr. Carman at age sixty-five (65); and
         o sixty-four thousand dollars ($64,000) for Ms. Reinard at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-nine (59) or thereafter and prior to normal retirement ranging from thirty eight thousand one hundred eighteen dollars ($38,118) to fifty-eight thousand eight hundred thirty-eight dollars ($58,838).

         The annual retirement benefit amounts are each payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include the following:

         o disability prior to normal retirement or early termination other than for cause, death, disability or a change of control, in which cases the executive officer shall be entitled to a lesser benefit payment amount based upon an accrual balance representing the liability accrued to satisfy the benefit payments due to the executive officer; and
         o termination within a specified period following a change of control, in which case the executive officer is entitled to receive the normal retirement benefit payment described above in equal monthly installments for fifteen (15) years beginning in the month following the executive officer's normal retirement age.

Change of Control

         Management is not aware of an arrangement which may, at a subsequent date, result in a change of control of the Company.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Vavrinek, Trine, Day & Co., LLP, certified public accountants, served the Company and the Bank as independent public accountants and auditors in connection with various services described below for the 2006 and 2005 fiscal years at the direction of the Board of Directors of the Company. Vavrinek, Trine, Day & Co., LLP has no interests, financial or otherwise, in the Company. The services rendered by Vavrinek, Trine, Day & Co., LLP during the 2006 and 2005 fiscal years were audit services, consultation in connection with various accounting matters and preparation of tax returns.

         The table below summarizes the services rendered to the Company by Vavrinek, Trine, Day & Co., LLP, during the 2006 and 2005 fiscal years.

--------------------------------------------------------------------------------

     Category of Services            Fiscal Year 2006       Fiscal Year 2005
--------------------------------------------------------------------------------

Audit Fees (1)                            $44,000                $37,000
--------------------------------------------------------------------------------

Audit-Related Fees (2)                                                --
--------------------------------------------------------------------------------

Tax Fees (3)                                4,000                  5,000
--------------------------------------------------------------------------------

All Other Fees                                                        --
--------------------------------------------------------------------------------

Total Accounting Fees                     $48,000                $42,000
--------------------------------------------------------------------------------

(1) Audit fees consisted of services for the audit of the financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2006 and Form 10-KSB for the year ended December 31, 2005, and for reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB during the fiscal years 2006 and 2005.
(2)   Audit-related fees consisted of general assistance on SEC matters.
(3) Tax fees consisted primarily of assistance relating to tax compliance and reporting.

         The Audit Committee approved each professional service rendered by Vavrinek, Trine, Day & Co., LLP during the 2006 and 2005 fiscal years and considered whether the provision of such services is compatible with Vavrinek, Trine, Day & Co., LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Vavrinek, Trine, Day & Co., LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Vavrinek, Trine, Day & Co., LLP during the 2006 and 2005 fiscal years. It is anticipated that one or more representatives of Vavrinek, Trine, Day & Co., LLP will be present at the Annual Meeting and will be able to make a statement if they so desire and answer appropriate questions.

         The Board of Directors has selected Vavrinek, Trine, Day & Co., LLP to serve as the Company's independent public accountants for the year 2007. The ratification of the selection of Vavrinek, Trine, Day & Co., LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                             AUDIT COMMITTEE REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee consists of the following members of the Company's Board of Directors: Dean F. Andal, Michael K. Repetto, Al Van Veldhuizen and Donald L. Walters. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

         The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with management and Vavrinek, Trine, Day & Co., LLP, the Company's independent public accountants. The Committee has also discussed with Vavrinek, Trine, Day & Co., LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees), as may be modified or supplemented. The Committee has also received the letter from Vavrinek, Trine, Day & Co., LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Committee has discussed the independence of Vavrinek, Trine, Day & Co., LLP with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:


            /s/ DEAN F. ANDAL                    /s/ MICHAEL K. REPETTO
            --------------------------           --------------------------
            Dean F. Andal                        Michael K. Repetto


            /s/ AL VAN VELDHUIZEN                /s/ DONALD L. WALTERS
            --------------------------           --------------------------
            Al Van Veldhuizen                    Donald L. Walters

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO SERVICE 1ST BANCORP, 49 W. 10th STREET, TRACY, CALIFORNIA 95376, ATTENTION: JEAN STEBBINS, CORPORATE SECRETARY. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMPANY COMMON STOCK AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                 WEBSITE ACCESS

         Information regarding the Company and the Bank may be obtained from the Company's website at www.service1stbank.com. Copies of the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "Go to Service 1st Bancorp" menu item on the Company website, then select either "Click here to view Service 1st Bancorp SEC Filings," followed by selecting "Continue to view SEC Filings" to view or download copies of reports including Form 10-K (or prior 10-KSB reports), 10-Q (or prior 10-QSB reports) or 8-K, or select "Click here to view
Section 16 Reports," followed by selecting "Continue to view Section 16 Reports," to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

                                  ANNUAL REPORT

         The Annual Report to Shareholders for the year ended December 31, 2006, is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 5, 2007.

                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders is currently scheduled to be held on May 15, 2008. Any shareholder desiring to submit a proposal for action at the 2008 Annual Meeting of Shareholders which is desired to be presented in the Company's proxy statement with respect to the 2008 Annual Meeting of Shareholders, should mail the proposal by certified mail return receipt requested, to the Company, 49 W. 10th Street, Tracy, California 95376,
Attention: Jean Stebbins, Corporate Secretary. All such proposals must be received by the Company not later than December 20, 2007. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, as amended. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before December 20, 2007.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named as proxyholders in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.


Dated:  April 27, 2007                      By Order of the Board of Directors
Tracy, California


                                            /s/ EUGENE C. GINI
                                            -----------------------------------
                                            Eugene C. Gini, Corporate Secretary

APPENDIX A

                               SERVICE 1ST BANCORP
                             AUDIT COMMITTEE CHARTER


PURPOSE

         The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

         1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

         2. The independence, qualifications and performance of the Company's independent public accountants;

         3.       The performance of the Company's internal auditors;

         4. Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

         5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

         The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

         1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, the Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

         2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

         At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in the Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

         The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants, internal auditor, and, as applicable, its compliance officer.

         The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

         The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq.

         The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

         The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

         The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

         1.       Financial Statement and Disclosure Matters

         (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-KSB or 10-K, as applicable.

         (b) Review with management, the independent public accountants, the internal auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the internal auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal control over financial reporting and compliance with the applicable laws and regulations.

         (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

         (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

         (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         2.       Independent Public Accountant Oversight

         (a) Review the length of time the lead and concurring partner of the independent public accountants' team has been engaged to audit the Company.

         (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence; (ii) the independent public accountant's internal quality control procedures; and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

         (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

         (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

         (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

         3.       Internal Audit Oversight

         (a) Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors' reporting obligations.

         (b) Review significant reports to management prepared by the auditors and management's responses.

         (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

         (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

         (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

         (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

         4.       Compliance and Internal Control Oversight

         (a) Review reports and disclosures of insider and affiliated party transactions.

         (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

         (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

         (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the auditors and the independent public accountants.

APPENDIX B
                               SERVICE 1ST BANCORP
                         COMPENSATION COMMITTEE CHARTER

1. Membership. The Board of Directors of Service 1st Bancorp (the "Company") shall appoint a Compensation Committee of at least three (3) members, consisting of a majority of independent directors, and shall designate one member as chairperson. The members of the Compensation Committee shall serve at the discretion of the Board of Directors. For purposes hereof, an "independent" director is a director who qualifies as independent under the definition of "independence" contained in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and the Nasdaq Listing Rules.

2. Purposes, Duties and Responsibilities. The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Company's executive officers and directors and to approve the annual report on compensation for inclusion in the Company's proxy statement for the annual meeting of shareholders under the caption, "Compensation Committee Report." The duties and responsibilities of the Compensation Committee are to:

         A. Oversee the Company's overall compensation structure, policies and programs, and assess whether the Company's compensation structure establishes appropriate incentives for management and employees.

         B. Administer and make recommendations to the Board of Directors with respect to the Company's incentive compensation and equity-based compensation plans.

         C. Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and set the Chief Executive Officer's compensation level based on this evaluation.

         D. Set the compensation of other executive officers based upon the recommendation of the Chief Executive Officer.

         E. Approve stock option and other stock incentive awards for executive officers.

         F. Review and approve the design of other benefit plans pertaining to executive officers.

         G. Review and recommend employment agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements.

         H. Approve, amend or modify the terms of any compensation or benefit plan that does not require shareholder approval.

         I. Review the compensation of directors for service on the Board of Directors and its committees and recommend changes in compensation to the Board of Directors.

         J. Review periodically the Company succession plans relating to positions held by executive officers, and make recommendations to the Board of Directors regarding the selection of individuals to fill these positions.

         K. Annually evaluate the performance of the Compensation Committee and the adequacy of this Charter.

         L. Prepare and submit an appropriate "Compensation Committee Report" pursuant to applicable regulations of the Securities and Exchange Commission for inclusion in the management proxy statement for each annual meeting of shareholders stating, among other matters, whether (i) the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and (ii) the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in such proxy statement and the Company's annual report on Form 10-K.

         M. Perform such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board of Directors or the Compensation Committee deems appropriate.

The Compensation Committee shall have unrestricted access to Company personnel and documents and will be provided the resources necessary to operate under this Charter. The Compensation Committee shall have the power to conduct or authorize investigations into any matters within the scope of this Charter.

3. Subcommittees. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two (2) members of the Compensation Committee.

4. Outside Advisors. The Compensation Committee will have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines would be appropriate to assist the Compensation Committee in the full performance of its functions, including authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of director, Chief Executive Officer or other executive compensation, and to approve the consultant's fees and the terms and conditions applicable to the services of the consultant.

5. Meetings. The Compensation Committee will meet as often as may be deemed necessary or appropriate, in the judgment of its members, either in person or telephonically, and at such times and places as the Compensation Committee determines. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes. The Compensation Committee may invite members of management or others to attend any meeting and provide pertinent information as necessary. The Compensation Committee will report regularly to the full Board of Directors with respect to the meetings and activities of the Compensation Committee described in this Charter.

APPENDIX C
                               SERVICE 1ST BANCORP
                          NOMINATING COMMITTEE CHARTER

I.       Purpose

         The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II.      Nominating Committee

         The Board of Directors of Service 1st Bancorp (the "Company") shall appoint a Nominating Committee of at least three (3) members, consisting of a majority of independent directors, and shall designate one member as chairperson. The members of the Nominating Committee shall serve at the discretion of the Board of Directors. For purposes hereof, an "independent" director is a director who qualifies as independent under the definition of "independence" contained in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and the Nasdaq Listing Rules. The Nominating Committee has responsibility for considering appropriate candidates as directors. Candidates proposed as nominees for election to the Company's Board of Directors shall be evaluated, selected and recommended to the Board of Directors by the Nominating Committee.

III.     Nomination Process and Criteria

         1. Candidates shall be evaluated based on the criteria established by the Board of Directors. Minimum criteria for non-employee candidates includes "independence" and "financial literacy," as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and Nasdaq Listing Rules. Additional criteria may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) ability to devote the time and effort necessary to fulfill the responsibilities of a director, (e) involvement in community activities in the market areas served by the Company and its subsidiary, Service 1st Bank, that may enhance the reputation of the Company and the Bank, and (f) such other criteria as the Nominating Committee and the Board of Directors may determine to be relevant. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, the Nominating Committee and the Board of Directors may choose to include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, state and federal banking regulatory authorities, or other governmental authorities having jurisdiction over the Company and the Bank, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Nominating Committee and the Board of Directors may deem appropriate in connection with the consideration of candidates.

         2. Any recommendations by shareholders will be evaluated by the Nominating Committee and the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee and the Board of Directors should mail or deliver written recommendations to the Company addressed as follows:
               Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Nominating Committee and the Board of Directors. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee and the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws or applicable laws and regulations.

         3. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Nominating Committee and the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

         4. Each candidate shall be required to meet with the Nominating Committee and the Board of Directors.

         5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors, the Nominating Committee and the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Nominating Committee and the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

         6. The Board of Directors may also elect to use organizations in the future to identify or evaluate candidates for consideration by the Board of Directors.

IV.      Annual Nominations

         The Nominating Committee shall evaluate, select and recommend to the Board of Directors nominees for election (a) annually prior to distribution of the Company's proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Company's bylaws.

V.       Conflicts

         Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

                          ~/ DETACH PROXY CARD HERE ~/


--------------------------------------------------------------------------------



                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The
                        undersigned hereby appoints Messrs. Robert D. Lawrence
                        and Michael K. Repetto as proxies with full power of
       PROXY            substitution, to represent, vote and act with respect to
                        all shares of common stock of Service 1st Bancorp (the
                        "Company") which the undersigned would be entitled to
SERVICE 1ST BANCORP     vote at the Annual Meeting of Shareholders to be held at
                        6:00 p.m. on May 31, 2007, at the Lodi Office of the Company's subsidiary, Service 1st Bank, 1901 W.
                        Kettleman Lane, Suite 100, Lodi, California 95242, or at any and all postponements or adjournments of the Annual
                        Meeting, with all the powers the undersigned would possess if personally present, including authority to cumulate votes represented by the shares covered by this proxy in the election of directors, as follows:


1.    Election of the twelve (12) persons named below as directors.

      Dean F. Andal          Robert D. Lawrence          Michael K. Repetto
      John O. Brooks         Frances C. Mizuno           Anthony F. Souza
      Eugene C. Gini         Richard R. Paulsen          Albert Van Veldhuizen
      Bryan R. Hyzdu         Toni Marie Raymus           Donald L. Walters

      [ ] FOR ALL NOMINEES LISTED ABOVE            [ ] WITHHOLD AUTHORITY

         (except as marked to the                    (to vote for all nominees
          contrary below)                             listed above)

         (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees write the nominee name or names on the space provided below)

      --------------------------------------------------------------------------

2. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2007.

           [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.

                     (Please sign and date on reverse side)
                     --------------------------------------

                          ~/ DETACH PROXY CARD HERE ~/


--------------------------------------------------------------------------------

                           PLEASE DATE AND SIGN BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELECTION OF ALL THE DIRECTORS NOMINATED AND NAMED IN THE PROXY STATEMENT AND "FOR" RATIFICATION OF THE SELECTION OF VAVRINEK, TRINE, DAY & CO., LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2007. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS OF THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Please date this proxy and sign your name(s) exactly as set forth on your stock certificate(s). When signing as attorney, executor, conservator, administrator, trustee, guardian, officer or in a similar representative capacity, please give full title. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign the full partnership name by an authorized partner. If more than one trustee, all should sign. All joint owners should sign.


  [ ] I DO EXPECT TO ATTEND THE ANNUAL MEETING          [ ] I DO NOT EXPECT TO ATTEND THE ANNUAL MEETING


--------------------------    ------------------        -------------------------------------------------------
   (Number of Shares)               (Date)              (Please Print Your Name) / (Signature of Shareholder)


                                                        -------------------------------------------------------
                                                        (Please Print Your Name) / (Signature of Shareholder)

                                                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                        DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY
                                                        FILING WITH THE SECRETARY OF THE COMPANY A DULY
                                                        EXECUTED PROXY BEARING A LATER DATE, OR AN INSTRUMENT
                                                        REVOKING THIS PROXY, OR BY ATTENDING THE ANNUAL MEETING
                                                        AND VOTING IN PERSON.



                            ~/ Please Detach Here ~/
                 You Must Detach This Portion of the Proxy Card
                  Before Returning it in the Enclosed Envelope